EXHIBIT 99.1

Equity One 2003-4
Term

Class AF-1






                              Wachovia Securities is the trade name under which Wachovia Corporation conducts its investment banking, capital markets and institutional securities business through First Union Securities, Inc. ("FUSI"), member NYSE, NASD, SIPC and through other bank and non-bank and broker-dealer subsidiaries of Wachovia Corporation. This report is for your information only and is not an offer to sell, or a solicitation of an offer to buy, the securities or instruments named or described in this report. Interested parties are advised to contact the entity with which they deal, or the entity that provided this report to them, if they desire further information. The information in this report has been obtained or derived from sources believed by First Union Securities, Inc. to be reliable, but First Union Securities, Inc. does not represent that this information is accurate or complete. Any opinions or estimates contained in this report represent the judgement of First Union Securities, Inc. at this time, and are subject to change without notice. First Union Securities, Inc., or its affiliates may from time to time provide advice with respect to, acquire, hold, or sell a position on the securities mentioned herein.


                                   for AF-1
                                   Group I
        Period         Date        Net WAC
        Total
           0         31-Oct-03
           1         25-Nov-03      7.74%
           2         25-Dec-03      6.45%
           3         25-Jan-04      6.24%
           4         25-Feb-04      6.24%
           5         25-Mar-04      6.67%
           6         25-Apr-04      6.24%
           7         25-May-04      6.45%
           8         25-Jun-04      6.24%
           9         25-Jul-04      6.45%
          10         25-Aug-04      6.24%
          11         25-Sep-04      6.24%
          12         25-Oct-04      6.45%
          13         25-Nov-04      6.24%
          14         25-Dec-04      6.45%
          15         25-Jan-05      6.24%
          16         25-Feb-05      6.24%
          17         25-Mar-05      6.91%
          18         25-Apr-05      6.24%
          19         25-May-05      6.45%
          20         25-Jun-05      6.24%
          21         25-Jul-05      6.45%
          22         25-Aug-05      6.24%
          23         25-Sep-05      6.24%
          24         25-Oct-05      6.45%
          25         25-Nov-05      6.24%
          26         25-Dec-05      6.45%
          27         25-Jan-06      6.24%
          28         25-Feb-06      6.24%
          29         25-Mar-06      6.91%
          30         25-Apr-06      6.24%
          31         25-May-06      6.45%
          32         25-Jun-06      6.24%
          33         25-Jul-06      6.45%
          34         25-Aug-06      6.24%
          35         25-Sep-06      6.24%
          36         25-Oct-06      6.45%
          37         25-Nov-06      6.24%
          38         25-Dec-06      6.45%
          39         25-Jan-07      6.24%
          40         25-Feb-07      6.24%
          41         25-Mar-07      6.91%
          42         25-Apr-07      6.24%
          43         25-May-07      6.45%
          44         25-Jun-07      6.24%
          45         25-Jul-07      6.45%
          46         25-Aug-07      6.24%
          47         25-Sep-07      6.24%
          48         25-Oct-07      6.45%
          49         25-Nov-07      6.24%
          50         25-Dec-07      6.45%
          51         25-Jan-08      6.24%
          52         25-Feb-08      6.24%
          53         25-Mar-08      6.67%
          54         25-Apr-08      6.24%
          55         25-May-08      6.45%
          56         25-Jun-08      6.24%
          57         25-Jul-08      6.45%
          58         25-Aug-08      6.24%
          59         25-Sep-08      6.24%

          60         25-Oct-08      6.45%
          61         25-Nov-08      6.24%
          62         25-Dec-08      6.45%
          63         25-Jan-09      6.24%
          64         25-Feb-09      6.24%
          65         25-Mar-09      6.91%
          66         25-Apr-09      6.24%
          67         25-May-09      6.45%
          68         25-Jun-09      6.24%
          69         25-Jul-09      6.45%
          70         25-Aug-09      6.24%
          71         25-Sep-09      6.24%
          72         25-Oct-09      6.45%
          73         25-Nov-09      6.24%
          74         25-Dec-09      6.45%
          75         25-Jan-10      6.24%
          76         25-Feb-10      6.24%
          77         25-Mar-10      6.91%
          78         25-Apr-10      6.24%
          79         25-May-10      6.45%
          80         25-Jun-10      6.24%
          81         25-Jul-10      6.45%
          82         25-Aug-10      6.24%
          83         25-Sep-10      6.24%
          84         25-Oct-10      6.45%
          85         25-Nov-10      6.24%
          86         25-Dec-10      6.45%
          87         25-Jan-11      6.24%
          88         25-Feb-11      6.24%
          89         25-Mar-11      6.91%
          90         25-Apr-11      6.24%
          91         25-May-11      6.45%
          92         25-Jun-11      6.24%
          93         25-Jul-11      6.45%
          94         25-Aug-11      6.24%
          95         25-Sep-11      6.24%
          96         25-Oct-11      6.45%
          97         25-Nov-11      6.24%
          98         25-Dec-11      6.45%
          99         25-Jan-12      6.24%